EXHIBIT 32
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C.ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of MultiCell Technologies, Inc. (the "Company") hereby certifies that:

     The Quarterly Report on Form 10-QSB of the Company for the period ended February 29, 2004 (the "Report") fully complies with the requirements of
     Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  April 19, 2004
By:  /s/ W. Gerald Newmin
--------------------------
W. Gerald Newmin
Chief Executive Officer, President and Treasurer


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